The Acquisition	12 Months Ended
Dec. 31, 2010
Acquisition [Abstract]
Acquisition

Note 3—The Acquisition

The Acquisition was completed on January 28, 2008, and was financed by a combination of borrowings under the Company's new term loan facility due 2015, the issuance of Senior Notes due 2016 and Senior PIK Toggle Notes due 2018, the CMBS Financing (defined below) due 2013, and equity investments by Apollo and TPG, co-investors and members of management. See Note 7, "Debt," for a discussion of our debt.

The purchase price was approximately $30.7 billion, including the assumption of $12.4 billion of debt and the incurrence of approximately $1.0 billion of transaction costs. All of the outstanding shares of Caesars Entertainment stock were acquired, with shareholders receiving $90.00 in cash for each outstanding share of common stock.

As a result of the Acquisition, the then issued and outstanding shares of non-voting common stock and the non-voting preferred stock of Caesars Entertainment were owned by entities affiliated with Apollo and TPG and certain co-investors and members of management, and the then issued and outstanding shares of voting common stock of Caesars Entertainment were owned by Hamlet Holdings LLC, which is owned by certain individuals affiliated with Apollo and TPG. As a result of the Acquisition, our stock is no longer publicly traded. During 2010, our shares of non-voting common stock and non-voting preferred stock were converted to a recently issued class of voting common stock, and our existing voting stock was canceled, as more fully described in Note 9, "Preferred and Common Stock".

The purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of the Acquisition. We determined the estimated fair values after review and consideration of relevant information including discounted cash flow analyses, quoted market prices and our own estimates. To the extent that the purchase price exceeded the fair value of the net identifiable tangible and intangible assets, such excess was recorded as goodwill.

Goodwill and intangible assets that were determined to have an indefinite life are not being amortized. Patented technology was assigned lives ranging from 1 to 10 years based on the estimated remaining usefulness of that technology for Caesars Entertainment. Amortizing contract rights were assigned lives based on the remaining life of the contract, including any extensions that management is probable to exercise, ranging from 11 months to 11 years. Amortizing customer relationships were given lives of 10 to 14 years based upon attrition rates and computations of incremental value derived from existing relationships.

The following unaudited pro forma consolidated financial information assumes that the Acquisition was completed at the beginning of 2008.

(In millions)	Year Ended December 31, 2008
Net revenues	$10,127.0

Loss from continuing operations, net of tax	$(5,349.7)

Net loss attributable to Caesars Entertainment Corporation	$(5,272.8)

Pro forma results for the year ended December 31, 2008, include non-recurring charges of $82.8 million related to the accelerated vesting of stock options, stock appreciation rights (SARs) and restricted stock and $66.8 million of legal and other professional charges related to the Acquisition.

The unaudited pro forma results are presented for comparative purposes only. The pro forma results are not necessarily indicative of what our actual results would have been had the Acquisition been completed at the beginning of the period, or of future results.